SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                 December 3, 2008
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                             American TonerServ Corp.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter


         Delaware                 333-120688             33-0686105
---------------------------   -----------------  ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


       420 Aviation Boulevard, Suite 103, Santa Rosa, California 95403
       ---------------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (800) 736-3515
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 4, 2008, American TonerServ Corp. (the "Company") entered into an engagement agreement with Monarch Bay Associates, LLC ("MBA") pursuant to which MBA will provide investment banking services including representing the Company in its efforts to obtain financing on an exclusive basis. Pursuant to the terms of the agreement, the Company issued 750,000 shares of the Company's common stock which shares will not vest until certain milestones are met. MCF will also be entitled to receive certain additional fees upon completion of a sale of securities to investors introduced to the Company by MBA or from other investors during the time period while MBA is acting as the Company's investment banker. The Company will also reimburse MBA for certain out of pocket expenses.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     On December 3, 2008, the Company terminated its financial advisory agreement with Merriman Curhan Ford & Company ("MCF") pursuant to which MCF acted as a financial advisor to the Company. In connection with the termination, MCF waived the 30 day notice requirement in that agreement.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     As described in Item 1.01 of this report, on December 3, 2008, the Company agreed to issue to MBA 750,000 shares of its common stock. In connection with this sale, the Company relied upon the exemptions provided by
Section 4(2) of the Act. MBA is an accredited investor who had access to complete information concerning the Company. A restrictive legend will be placed on the certificate representing the securities issued.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   AMERICAN TONERSERV CORP.



Dated: December 9, 2008           By: /s/ Daniel J. Brinker
                                       Daniel J. Brinker, President










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